UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 5, 2022
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)     The 2022 Annual Stockholder Meeting (the “Annual Meeting”) of Capital One Financial Corporation (the “Company”) was held on May 5, 2022. On March 9, 2022, the record date for the Annual Meeting, 405,670,159 shares of the Company’s common stock were issued and outstanding, of which 366,807,907 were present for purposes of establishing a quorum.
(b)     Stockholders voted on the following matters:
(1)     Stockholders elected Mr. Richard D. Fairbank, Mr. Ime Archibong, Ms. Christine Detrick, Ms. Ann Fritz Hackett, Mr. Peter Thomas Killalea, Mr. Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars, Mr. François Locoh-Donou, Mr. Peter E. Raskind, Ms. Eileen Serra, Mr. Mayo A. Shattuck III, Mr. Bradford H. Warner, Ms. Catherine G. West and Mr. Craig Anthony Williams to the Company’s Board of Directors for terms expiring at the 2023 annual meeting of stockholders;
(2)    Stockholders approved, on an advisory basis, the Company’s 2021 named executive officer compensation; and
(3)    Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2022.
Set forth below are the number of votes cast for and against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of Directors:
Richard D. Fairbank	323,727,992	12,643,892	3,197,344	27,238,679
Ime Archibong	338,291,503	1,114,018	163,707	27,238,679
Christine Detrick	325,761,917	13,654,339	152,972	27,238,679
Ann Fritz Hackett	317,631,074	19,881,818	2,056,336	27,238,679
Peter Thomas Killalea	337,308,143	2,090,396	170,689	27,238,679
Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars	336,623,706	2,783,528	161,994	27,238,679
François Locoh-Donou	332,735,716	6,668,779	164,733	27,238,679
Peter E. Raskind	333,460,474	5,942,151	166,603	27,238,679
Eileen Serra	337,656,627	1,763,388	149,213	27,238,679
Mayo A. Shattuck III	327,524,349	11,877,803	167,076	27,238,679
Bradford H. Warner	329,554,846	9,849,706	164,676	27,238,679
Catherine G. West	336,639,664	2,771,729	157,835	27,238,679
Craig Anthony Williams	337,592,828	1,812,315	164,085	27,238,679
Advisory Approval of the Company’s 2021 Named Executive Officer Compensation	317,439,605	21,656,170	473,453	27,238,679
Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company for 2022	352,980,910	13,670,972	156,025	N/A

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: May 6, 2022	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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